REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of July 7, 1999, by and among Worldtalk Communications Corporation, a Delaware corporation, with headquarters located at 5155 Old Ironsides Drive, Santa Clara, CA 95054 (the "Company"), and the undersigned buyers (each, a "Buyer" and collectively, the "Buyers").

                  WHEREAS:

                  A. In connection with the Securities Purchase Agreement by and among the Company and the Buyers and dated of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company's Common Stock $.01 par value per share (the "Common Stock");

                  B. In consideration for the Buyers agreeing to purchase the Common Stock, the Company shall issue and deliver to the Buyers warrants (the "Warrants") to purchase additional shares of Common Stock pursuant to the terms of Common Stock Purchase Warrants (the shares of Common Stock issued or issuable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares"); and

                  C. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows.

         1.       DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "Investor" means a Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                  b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, an entity, a governmental or political subdivision thereof or a governmental agency.

                  c. "register," "Registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  d. "Registrable Securities" means (i) the Common Stock issued and sold pursuant to the Securities Purchase Agreement, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any shares of capital stock issued or issuable with respect to the Common Stock, Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event, but excluding in all cases any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned in accordance herewith or any Registrable Securities which have been sold to the public or sold pursuant to Rule 144 promulgated under the 1933 Act.

                  e. "Registration Statement" means a registration statement of the Company filed under the 1933 Act, subject to Section 2 hereof or any other provision of this Agreement, as applicable.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

                  a. Mandatory Registration. The Company shall prepare, and, on or prior to 45 days after the later of the Closing Date or the date the Purchase Price is released to the Company pursuant to the Escrow Agreement (the "Release Date"), file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Buyer and the provisions of Section 2(c), which consent will not be unreasonably withheld), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. Such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC by the earlier of 135 days after the Release Date and December 14, 1999.

                  b. Counsel and Investment Bankers. Subject to Section 5 hereof, in connection with any offering pursuant to Section 2, the Investors shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be

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

reasonably satisfactory to the Company. The Company shall reasonably cooperate with any such counsel and investment bankers.

                  c. Eligibility for Form S-3. The Company represents and warrants that as of the date hereof it meets the requirements for the use of Form S-3 for registration of the sale by the Buyers and any other Investor of the Registrable Securities and the Company has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

                  d. Termination of Rights. The Company shall have no obligations pursuant to this Agreement to Register any securities held by any Investor if, in the opinion of counsel to the Company, which opinion and counsel are reasonably acceptable to the Investor (Fenwick & West being deemed acceptable) and which opinion is also addressed to the Investor, all such securities proposed to be registered or as to which registration is to continue may be sold by an Investor in a three-month period without registration under the 1933 Act pursuant to Rule 144 thereunder.

         3.       RELATED OBLIGATIONS.

                  The  Company   will  use  its  best   efforts  to  effect  the
registration of the Registrable Securities in accordance with the terms hereof, including the following obligations:

                  a. The Company shall use its best efforts to keep the Registration Statement filed pursuant to Section 2(a) effective pursuant to Rule 415 at all times until the later of the second anniversary of the last Closing under the Securities Purchase Agreement or until such date as the Buyers' accountants confirm that a discount to market price would not be applied to the Buyers' holdings of Common Stock for financial statement valuation purposes (the "Registration Period"). At least 30 days prior to the end of the Registration Period, the Company and the Investors will confer to determine whether any Investor continues to be an affiliate (for purposes of the federal securities laws) of the Company. A notice from an Investor to the Company that the Investor believes that it is an affiliate shall be conclusive for purposes hereof unless the Company furnishes such Investor with an opinion on which it may rely, reasonably acceptable to such Investor, of counsel reasonably accepted to such Investor, to the effect that it is not an affiliate, delivers to such Investor certificates for its Common Stock and Warrants not bearing restrictive legends and terminates any stop transfer instructions as to such securities with its transfer agent.

                  In the event that any Investor will remain an affiliate after the end of this Registration Period, then the Company may elect either to (a) continue to keep the Registration Statement effective as to such Investor until such time as such Investor is not an affiliate (and the Registration Period shall be extended accordingly), or (b) notify such Investor that the Registration Statement will not be kept effective after the end of the Registration Period, in which event such Investor, together with all other Investors who remain affiliates, shall be entitled to up to two demand registrations on Form S-3 (or, if the Company is not then eligible for Form S-3, such other Form which the Company is eligible to use) during each twelve month period following the end of the Registration Period, and piggyback registration rights. The

Company and such Investor shall negotiate in good faith an Amendment to this agreement setting forth such demand and piggyback rights in customary form.

                  The Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  As set forth in the Warrants, in the event that the Registration Statement is not declared effective by the SEC by the earlier of 135 days after the Release Date and December 14, 1999, the number of shares of Common Stock issuable pursuant to each Warrant shall increase by 10% for each 30 day period thereafter (pro rated for any partial period thereof) until the Registration Statement becomes effective.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period (subject to Section 3(f) below), and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s) or the Registration Period terminates, whichever occurs first.

                  c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus(es) included in such Registration Statement(s) (including each preliminary prospectus) and, with regards to the Registration Statement, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing any Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall, subject to
Section 3(h), promptly file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Registration Statement or any amendment thereto will not be subject to review.

                  d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (w) subject itself to general taxation in any such jurisdiction, or (x) file a general consent to service of process in any such jurisdiction, which in each case, the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  e. In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall, subject to Section 2(b) hereof, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

                  f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  Notwithstanding the foregoing, the Company shall not be required to promptly supplement or amend the Registration Statement, and the Investors will discontinue the disposition of their securities covered by the Registration Statement during any Blackout Period (as defined below) (i) if the Board of Directors of the Company determines in good faith that such disposition at such time would have a material adverse effect upon a proposed sale of all or substantially all of the assets of the Company or a merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company or, (ii) if the Company is in possession of material information which the Board of Directors of the Company determines in good faith is not in the best interests of the Company to disclose in a registration statement at such time; provided, however, that the Company may require, by delivery of one or more Blackout Notices, that the Investors discontinue from time to time the disposition of their Securities covered by the Registration Statement for an aggregate period not to exceed three (3) months (each such period, a "Blackout Period") in any 24-month period. The Company shall promptly notify the Holders in writing (a "Blackout Notice") of any decision to discontinue sales of Registrable Securities pursuant to this Section 3(f), which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information unless expressly requested by Investors, who shall be obligated to maintain the confidentiality of such information) and shall include an undertaking by the Company promptly to notify the Investors as soon as sales may resume.

                  g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practicable time and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  h. The Company shall permit each Investor and a single firm of counsel, initially Schulte Roth & Zabel LLP or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least three (3) days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement(s) or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld.

                  i. At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such

Registration  Statement, in form, scope and substance as is customarily given in
an  underwritten  public  offering,   addressed  to  the  underwriters  and  the
Investors.

                  j. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility or otherwise which any Inspector may reasonably request for purposes of due diligence; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor who will also keep such information confidential) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  l. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System and, without limiting the generality of the foregoing, arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(l).

                  m. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration
Statement   registering  the  resale  of  Registrable   Securities  is  declared
effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

                  n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

                  o. The Company shall provide a CUSIP number, a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

                  p. If requested by the managing underwriters or an Investor, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as practicable following notice of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities.

                  q. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  r. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

         4.       OBLIGATIONS OF THE INVESTORS.

                  a. At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor or its counsel in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information as may be requested in writing by the Company regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

                  c. Each Investor agrees that, upon receipt of a Blackout Notice or any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or notice from the Company that the Blackout Period has ended, as the case may be, and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  d. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

                  e. The Company shall be entitled to add the following legend to the stock certificate representing Registrable Securities prior to the time the securities represented thereby are sold to the public:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SALES OF SUCH SECURITIES ARE SUBJECT TO CERTAIN "BLACKOUT" PERIODS PURSUANT TO THE TERMS OF A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE COMPANY. THE HOLDER HEREOF MUST AT ALL TIMES FURNISH THE COMPANY WITH A CURRENT ADDRESS AND FACSIMILE NUMBER FOR THE DELIVERY OF A BLACKOUT NOTICE.

         5.       EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and fees and disbursements of one counsel for the Investors shall be paid by the Company up to a maximum of $50,000 in the aggregate.

         6.       INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, officers, employees, agents and representatives and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to

Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

                  d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right (at its expense) to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as the case may be, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without such consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.       CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE 1934 ACT.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees that so long as any Investor owns any Securities, the Company shall:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee or assignee (a "Transferee") of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such Transferee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the Transferee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the Transferee agrees in writing with the Company to be bound by all of the provisions  contained  herein;  (v)  such  transfer  shall  have  been  made  in accordance with the applicable requirements of the Securities Purchase Agreement; (vi) such Transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the Transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment. Notwithstanding the foregoing, there may be no more than 10 Investors holding rights hereto who have received such rights through any one Buyer.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.      MISCELLANEOUS.

                  a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  if to the Company:

                           Worldtalk Communications Corporation
                           5155 Old Ironsides Drive
                           Santa Clara, CA  95054
                           Telephone:     408-567-1500
                           Facsimile:     408-567-5122
                           Attention:     Chief Executive Officer and
                                          Chief Financial Officer

                  with a copy to:

                           Fenwick & West LLP
                           Two Palo Alto Square
                           Palo Alto, CA  94306
                           Telephone:     650-858-7290
                           Facsimile:     650-250-0857
                           Attention:     Gail E. Suniga

                  if to a Buyer, to its address and facsimile number on the Schedule of Buyers attached hereto, with copies to:

                           Schulte Roth & Zabel LLP
                           900 Third Avenue
                           New York, NY  10022
                           Telephone:     212-756-2000
                           Facsimile:     212-593-5955
                           Attention:     Marc Weingarten

         Each party shall provide five (5) days prior notice to the other party of any change in address or facsimile number.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. This Agreement, the Warrants and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The aforementioned documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF,  the parties have caused this Registration
Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                                      BUYERS:
--------                                                      -------

WORLDTALK COMMUNICATIONS                                      HILAL CAPITAL, LP
CORPORATION


By: /s/ Bernard Harguindeguy                                  By:  Hilal Capital Partners LLC,
    --------------------------------------------                      General Partner
    Name: Bernard Harguindeguy
    Its:  President and Chief Executive Officer


                                                              By:  /s/ Peter K. Hilal
                                                                   ----------------------------
                                                                   Name:  Peter K. Hilal, MD
                                                                   Its:  Managing Member


                                                              HILAL CAPITAL QP, LP

                                                              By:   Hilal Capital Partners LLC,
                                                                    General Partner


                                                              By:  /s/ Peter K. Hilal
                                                                   ----------------------------
                                                                   Name:  Peter K. Hilal, MD
                                                                   Its:  Managing Member


                                                              HILAL CAPITAL ASSOCIATES LLC

                                                              By:  Hilal Capital Partners LLC,
                                                                   its Managing Member


                                                              By:  /s/ Peter K. Hilal
                                                                   ----------------------------
                                                                   Name:  Peter K. Hilal, MD
                                                                   Its:   Managing Member

                                      -17-

                                                              HILAL CAPITAL
                                                                 INTERNATIONAL, LTD.

                                                              By:  Hilal Capital Management LLC,
                                                                   Investment Manager


                                                              By:  /s/ Peter K. Hilal
                                                                   ----------------------------
                                                                   Name:  Peter K. Hilal, MD
                                                                   Its:  Managing Member


                                                                   /s/ Phil Hilal
                                                                   ----------------------------
                                                                   Phil Hilal



                                                              HIGHBRIDGE INTERNATIONAL

                                                              By:  Hilal Capital Management LLC,
                                                                   Investment Manager


                                                              By:  /s/ Peter K. Hilal
                                                                   ----------------------------
                                                                   Name:  Peter K. Hilal, MD
                                                                   Its:  Managing Member


                                                              NARRAGANSETT I, LP


                                                              By:  Narragansett Asset
                                                                   Management, LLC
                                                                   General Partner


                                                              By:  /s/ Joseph Dowling
                                                                   ----------------------------
                                                                   Name:  Joseph Dowling
                                                                   Title:  Managing Member


                                                              NARRAGANSETT OFFSHORE LTD.

                                                              By:  Leo Holdings, LLC
                                                                   Investment Adviser


                                                              By:  /s/ Joseph Dowling
                                                                   ----------------------------
                                                                   Name:  Joseph Dowling
                                                                   Title:  Managing Member

                               SCHEDULE OF BUYERS


                                    Investor Address and
         Investor Name                Facsimile Number
----------------------------   ---------------------------------

Hilal Capital, LP              60 East 42nd Street, Suite 1946
                               New York, NY   10165
                               Facsimile: 212-953-1012
                               Telephone: 212-953-1002

Hilal Capital QP, LP           60 East 42nd Street, Suite 1946
                               New York, NY   10165
                               Facsimile: 212-953-1012
                               Telephone: 212-953-1002

Hilal Capital Associates LLC   60 East 42nd Street, Suite 1946
                               New York, NY   10165
                               Facsimile: 212-953-1012
                               Telephone: 212-953-1002

Hilal Capital International,   c/o Hilal Capital Management LLC
Ltd.                           60 East 42nd Street, Suite 1946
                               New York, NY   10165
                               Facsimile: 212-953-1012
                               Telephone: 212-953-1002

Phil Hilal                     c/o Hilal Capital Management LLC
                               60 East 42nd Street, Suite 1946
                               New York, NY   10165
                               Facsimile: 212-953-1012
                               Telephone: 212-953-1002

Highbridge International       c/o Hilal Capital Management LLC
                               60 East 42nd Street, Suite 1946
                               New York, NY   10165
                               Facsimile: 212-953-1012
                               Telephone: 212-953-1002

Narragansett I, LP             c/o Narragansett Asset
                               Management, LLC
                               375 Park Avenue, Suite 1404
                               New York, NY  10152
                               Facsimile:  212-521-5029
                               Telephone:  212-521-5042

Narragansett Offshore Ltd.     c/o Leo Holdings, LLC
                               375 Park Avenue, Suite 1404
                               New York, NY  10152
                               Facsimile: 212-521-5029
                               Telephone: 212-521-5042